MTM TECHNOLOGIES ACHIEVES FOURTH CONSECUTIVE
                       QUARTER OF POSITIVE EBITDA RESULTS

     o    151% INCREASE IN QUARTERLY REVENUE OVER COMPARABLE QUARTER FROM PRIOR
          YEAR

     o SERVICE REVENUE OF $14.9 MILLION, A 188% INCREASE OVER COMPARABLE QUARTER FROM PRIOR YEAR

     o QUARTERLY EBITDA PERFORMANCE OF $1.5 MILLION VERSUS AN EBITDA LOSS OF ($372,000) IN THE COMPARABLE QUARTER FROM PRIOR YEAR

     o    SIGNED PRELIMINARY AGREEMENT TO ACQUIRE NEXL, INC.

STAMFORD, CT - November 9, 2005 - MTM Technologies, Inc. (NASDAQ: MTMC), a leading provider of innovative, end-to-end IT solutions and services, today announced financial results for its second fiscal quarter ended September 30, 2005.

Quarterly Results:
------------------

Net revenue for the second quarter increased 151% from the comparable period in the prior year to $47.0 million, including a 188% increase in service revenue to $14.9 million. The increase in net revenue from the second quarter of last year resulted primarily from the acquisition of Network Catalyst, Inc., which occurred late in the second quarter of last year, and the acquisitions of Vector ESP, Inc. and Info Systems, Inc., which occurred after the second quarter of last year.

Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the second quarter was $1.5 million, as compared to an EBITDA loss of ($372,000) for the comparable period in the prior year.

Net loss for the second quarter was ($78,000), or ($0.01) per share, as compared to a net loss of ($835,000), or ($0.16) per share, for the comparable period in the prior year. The significant decrease in net loss since last year resulted primarily from an increase in revenues, and an improvement in gross profit margins driven both by product and services gross margin improvements and an overall increase in service revenue as a percentage of total revenue.

Year-to-Date Results:
---------------------

Net revenue for the first half of the fiscal year increased 184% from the comparable period in the prior year to $96.6 million, including a 261% increase in service revenue to $29.4 million. The increase in net revenue from the first half of the last fiscal year resulted primarily from the Company's acquisitions.

Adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") for the first half of the fiscal year was $2.8 million, as compared to an EBITDA loss of ($2.4) million for the comparable period in the prior fiscal year. Reported EBITDA for the first quarter of this fiscal year was adjusted to remove the effect of one-time charges of $1.2 million related primarily to the settlement of compensation arrangements with certain former executives of predecessor companies.

Net loss for the first half of the fiscal year was ($4.6) million, or ($0.61) per share, as compared to a net loss of ($3.3) million, or ($0.66) per share, for the comparable period in the prior year. The increase in net loss from the first half of the last fiscal year resulted primarily from a non-cash interest expense charge of $3.2 million related to convertible notes issued by MTM Technologies in December 2004 and March 2005. This was offset in part by an increase in net revenues and an improvement in gross profit margins.

"The execution of our plan to build the preeminent national middle market IT solutions business remains strong and on track. Our successful execution is once again reflected in our positive and improving quarterly results," said Francis
J. Alfano, MTM Technologies' CEO. "Our operational improvements, the continuing integration of our acquired businesses, and our focus on increasing gross and operating margins as well as service mix increases is yielding measurable results. I am excited about the accomplishments we have achieved. Our management team is demonstrating excellence in executing the growth and integration strategy that we put into place early last year."

"During the second quarter, we signed an agreement to acquire NEXL, Inc., a leading IT solutions provider based in the Boston area," continued Mr. Alfano. "This acquisition will expand our technical capabilities and market opportunities, as well as enhance our competencies in several key areas such as storage solutions and managed services. To facilitate this and other future acquisitions, as well as to support our organic growth initiatives, we recently signed a non-binding term sheet with a major pension fund for a $25 million subordinated term loan. We also expect to close additional preferred equity financing of $10 million concurrent with the debt financing. These significant financing commitments by our current investors and the new lender clearly reflect the continuing success of our growth strategy."

Investors can find more information on the NEXL transaction and related financings in MTM Technologies' Proxy Statement, dated October 24, 2005, and Current Reports on Form 8-K, dated August 19, 2005 and November 4, 2005, filed with the Securities and Exchange Commission.

MTM Technologies believes that EBITDA, which is not a recognized measure for financial presentation under United States generally accepted accounting principles ("GAAP"), provides investors and management with a useful supplemental measure of its operating performance by excluding the impact of interest, taxes, depreciation, and amortization. EBITDA results should be evaluated in light of MTM Technologies' financial results prepared in accordance with GAAP. A table reconciling net loss calculated in accordance with GAAP to EBITDA is included in the financial statements in this release. EBITDA does not have any standardized definition and is therefore unlikely to be comparable to similar measures presented by other reporting companies.

ABOUT MTM TECHNOLOGIES, INC.

MTM Technologies, Inc. is a leading provider of innovative, end-to-end IT solutions and services. Partnered with industry-leading technology providers such as Cisco, Citrix, Microsoft, HP, EMC and Avaya, MTM Technologies' practice areas include access infrastructure, IP telephony, enterprise storage, security and network and systems infrastructure. Service areas include managed services, consulting, professional IT staffing and implementation. For more information, visit www.mtm.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include the Company's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in the Company's Securities and Exchange Commission filings. The forward looking statements in this press release speak only as of the date hereof and the Company disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Company's expectations or future events.

For more information, contact:    Allen Bloomfeld
                                  MTM Technologies, Inc.
                                  Phone: (203) 975-3750
                                  Fax: (203) 975-3701
                                  Email: investorrelations@mtm.com

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
                        (In thousands, except share data)

                                                                          SEPTEMBER 30,             MARCH 31,
                                                                                   2005                  2005
                                                                     ------------------    ------------------
                                                                         (Unaudited)
ASSETS

Current assets:
   Cash                                                                $           4,193   $           4,010
   Restricted cash                                                                     -               1,000
   Accounts receivable - trade, net of allowance of $791
     and $741, respectively                                                       34,934              34,180
   Inventories                                                                     2,642               3,408
   Prepaid expenses and other current assets                                       3,042               2,360
                                                                       ------------------  -----------------
     Total current assets                                                         44,811              44,958
                                                                       ------------------  -----------------

Property and equipment                                                            19,024              16,234
   Less accumulated depreciation and amortization                                 12,307              11,016
                                                                       ------------------  -----------------
                                                                                   6,717               5,218
                                                                       ------------------  -----------------
Goodwill                                                                          39,377              36,235
Identified intangible assets, net of amortization                                  5,341               6,471
Other assets                                                                         796                 332
                                                                       ------------------  -----------------
       TOTAL ASSETS                                                    $          97,042   $          93,214
                                                                       ==================  =================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Secured revolving credit facility                                   $           9,818   $          13,614
   Inventory financing agreements                                                  4,594               2,930
   Current portion of promissory notes                                               750                 366
   Accounts payable and accrued expenses                                          22,544              22,477
   Convertible subordinated promissory notes                                           -              13,321
   Deferred revenue                                                                4,152               4,522
   Current portion of capital lease obligations                                      235                 185
                                                                       ------------------  -----------------
     Total current liabilities                                                    42,093              57,415
                                                                       ------------------  -----------------

Warrants and future rights liability                                               5,043               6,335
Non-current portion of promissory notes                                                -                 667
Non-current portion of capital lease obligation                                      281                 281
                                                                       ------------------  -----------------
     Total liabilities                                                            47,417              64,698
                                                                       ------------------  -----------------

Shareholders' equity:
   Series A preferred stock, $.001 par value; 31,000,000 and
     14,000,000 shares authorized;16,947,909 and 9,101,968
     shares issued and outstanding respectively                                   41,175              16,997
   Common stock, $.001 par value; authorized 80,000,000 and
     10,000,000 shares, respectively; issued and outstanding
     7,503,624 and 7,376,239 shares respectively                                       8                   8
   Additional paid-in capital                                                     30,888              29,397
   Accumulated deficit                                                           (22,446)            (17,886)
                                                                       ------------------  -----------------
     Total shareholders' equity                                                   49,625              28,516
                                                                       ------------------  -----------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $        97,042   $          93,214
                                                                       ==================  =================


                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                      (In thousands, except per share data)

                                                           THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                             SEPTEMBER 30,                         SEPTEMBER 30,
                                                    ---------------------------------     ---------------------------------
                                                              2005              2004               2005               2004

  Net revenues:
     Products                                            $  32,184         $  13,569          $  67,190          $  25,805
     Services                                               14,855             5,153             29,409              8,150
                                                    ---------------    --------------     --------------     --------------
  Total net revenues                                        47,039            18,722             96,599             33,955
                                                    ---------------    --------------     --------------     --------------
Costs and expenses:
     Cost of products sold                                  27,668            12,405             57,674             23,822
     Cost of services provided                               8,437             3,634             17,129              5,989
     Selling, general and administrative                    10,735             3,426             22,643              7,267
                                                    ---------------    --------------     --------------     --------------
  Total costs and expenses                                  46,840            19,465             97,446             37,078
                                                    ---------------    --------------     --------------     --------------
Income (loss) from operations                                  199             (743)              (847)            (3,123)
     Interest expense                                        (277)              (92)            (3,713)              (217)
                                                    ---------------    --------------     --------------     --------------
Net loss                                                  $   (78)                 $          $ (4,560)         $  (3,340)
                                                                               (835)
                                                    ===============    ==============     ==============     ==============
Net loss per common share:
                                                                              $
     Basic and Diluted                                   $  (0.01)         (0.16)            $   (0.61)         $   (0.66)
                                                    ===============    ==============     ==============     ==============

Weighted average number of common
  shares outstanding:
     Basic and Diluted                                       7,503             5,370              7,450              5,052
                                                    ===============    ==============     ==============     ==============

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                    EBITDA AND ADJUSTED EBITDA RECONCILIATION


                                             THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                SEPTEMBER 30,                         SEPTEMBER 30,
                                       --------------------------------    ------------------------------------
(in thousands)                                   2005             2004                2005                2004

EBITDA (a)                                     $1,459           ($372)              $2,814            ($2,350)
Compensation arrangements (b)                       -                -               1,244                   -
Depreciation and amortization                   1,260              371               2,417                 773
Interest expense (c)                              277               92               3,713                 217
                                       ---------------    -------------    ----------------    ----------------
Net loss                                        ($78)           ($835)            ($4,560)            ($3,340)
                                       ===============    =============    ================    ================



(a)  For the six months ended September 30, 2005, represents Adjusted EBITDA.

(b) Included in the six months ended September 30, 2005 is a one-time charge of $1.2 million related primarily to the settlement of compensation arrangements with certain former executives.

(c) Included in the six months ended September 30, 2005 is $3.2 million of non cash interest expense incurred during the first fiscal quarter of 2006 related to the convertible notes.